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                                                                   Exhibit 10.10

November 30, 1998


Myriad Genetics, Inc.
320 Wakara Way
Salt Lake City, Utah  84109

     Re:  Letter Amendment to the Collaborative
          Research and License Agreement

Gentlemen:

This letter constitutes an amendment of the Collaborative Research and License Agreement dated September 11, 1995 between Bayer Corporation ("Bayer") and Myriad Genetics, Inc. ("Myriad") as previously amended by the Amendment and Supplement to Collaborative Research and License Agreement dated November 19, 1997 and the letter agreement dated October 29, 1998 (such agreement, as previously amended, being referred to herein at the "1995 Agreement, as Amended").

Bayer and Myriad hereby agree to continue the Research Term as to the [       ]
Field [           ] and to provide for an extension of the Research Term with
respect to  [             ] in the Original Research Field beyond the current
cut-off date of September 10, 2000, on the following terms and conditions:

1.   The [            ] Field shall remain part of the Research Program, and the
     Research Term as to the [            ] Field will continue up to and
     including September 10, 2000.

2.   In consideration for including the [            ] Field in the Research
     Program [             ], Bayer shall pay to Myriad an additional one-time
     payment of [            ]  on or about January 1, 1999.  For the year 2000,
     Bayer shall pay Myriad an additional  [            ] in four equal
     installments of [          ] each, payable on January 1, 2000, April 1,
     2000, July 1, 2000 and October 1, 2000. All the funds payable to Myriad under this Paragraph 2 shall be used by Myriad solely to fund the cost
     (including overhead) of carrying out the [          ] Field portion of the
     Research Program.

3.   The Original Research Term shall be extended an additional two years up to
     and including September 10, 2002, with respect to [            ] of the
     indications in the Original Research Field.  The selection of the
     [          ] to be so extended shall be made no later than July 10, 2000 at
     Bayer's sole discretion.
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4.   In consideration of the extension of the Original Research Term up to and
     including September 10, 2002, Bayer shall pay to Myriad [            ]
     with respect to each selected indication in each of the years 2001 and 2002 as follows. Payment for each indication shall be payable in advance in
     equal installments of [          ] commencing on January 1, and
     continuing on each April 1, July 1 and October 1 thereafter for the year 2001. For the year 2002, the payment shall be payable in advance in equal
     installments of [          ] commencing on January 1, and continuing on
     each April 1, July 1, and September 1. All funds payable to Myriad under this Paragraph 4 shall be used by Myriad solely to fund the cost (including overhead) in carrying out the Research Program with respect to the selected indication.

5. Paragraph 8 of the Amendment and Supplement to Collaborative Research and License Agreement shall be amended as follows:

     In line 17, change "October 1" to -September 1--

6. All other provision of the 1995 Agreement, as Amended shall continue in full force and effect.

If the foregoing terms and conditions are acceptable to Myriad, please complete the acceptance below and return a signed original to us.

Very truly yours,

BAYER CORPORATION


By:     /s/ Pamela Simonton
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Title:  V.P. Licensing & Acquisitions
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ACCEPTED AND AGREED TO:

MYRIAD GENETICS, INC.

By:     /s/ Peter D. Meldrum
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Title:  President & CEO
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Date:   11/30/98
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